GUARDIAN VARIABLE PRODUCTS TRUST

10 Hudson Yards

New York, NY 10001

IMPORTANT NOTICE REGARDING THE INTERNET

AVAILABLITY OF INFORMATION STATEMENT

The Information Statement is available at:

https://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/

May 27, 2025

You are receiving this notice regarding the internet availability of an information statement (the “Information Statement”) because you are the owner of a variable annuity contract or variable life insurance policy (each, a “Contract”) issued by The Guardian Insurance & Annuity Company, Inc., and some or all of your Contract value is allocated to Guardian Core Fixed Income VIP Fund, Guardian Multi-Sector Bond VIP Fund, Guardian Short Duration Bond VIP Fund, Guardian Total Return Bond VIP Fund, Guardian U.S. Government/Credit VIP Fund (formerly known as Guardian U.S. Government Securities VIP Fund) and Guardian Small Cap Value Diversified VIP Fund (formerly known as Guardian Small Cap Core VIP Fund) (each, a “Fund,” and collectively, the “Funds”), each a series of Guardian Variable Products Trust (the “Trust”). The Information Statement relates to the retention or replacement of sub-advisers (each, a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the Funds and the approval by the Board of Trustees of the Trust (the “Board”) of a sub-advisory agreement between Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment manager, and each Sub-Adviser with respect to the applicable Fund, as shown below:

Fund	Previous Manager/Sub- Adviser	Current Sub-Adviser	Effective Date
Guardian Core Fixed Income VIP Fund	Park Avenue Institutional Advisers LLC	FIAM LLC	March 3, 2025
Guardian Multi-Sector Bond VIP Fund	Park Avenue Institutional Advisers LLC	Janus Henderson Investors US LLC	March 3, 2025
Guardian Short Duration Bond VIP Fund	Park Avenue Institutional Advisers LLC	Allspring Global Investments, LLC	March 3, 2025
Guardian Total Return Bond VIP Fund	Park Avenue Institutional Advisers LLC	Massachusetts Financial Services Company (MFS®)	March 3, 2025
Guardian U.S. Government/Credit VIP Fund	Park Avenue Institutional Advisers LLC	Lord, Abbett & Co. LLC	March 3, 2025
Guardian Small Cap Value Diversified VIP Fund	ClearBridge Investments, LLC	Boston Partners Global Investors, Inc.	May 1, 2025

This notice presents only an overview of the Information Statement that is available to you at the website listed above and as otherwise described below. We encourage you to access and review the Information Statement. The Information Statement is for informational purposes only and you need not take any action.

As discussed in greater detail in the Information Statement, at a meeting held on February 27, 2025, the Board considered and approved the engagement of the new Sub-Advisers with respect to the applicable Funds as shown in the table above. Amended sub-advisory agreements were entered into and became effective on March 3, 2025, at which time each Sub-Adviser assumed sub-advisory duties for the applicable Fund, except with respect to the amended sub-advisory agreement with Boston Partners Global Investors, Inc., which became effective on May 1, 2025. In connection with the engagement of the new Sub-Advisers, the Board also considered and approved certain changes to the applicable Fund’s principal investment strategies.

There are no changes in the Funds’ management fees as a result of the engagement of the Sub-Advisers. Under the amended sub-advisory agreements, the annual sub-advisory fees paid to each Sub-Adviser by Park Avenue as a percentage of the average daily net assets of each Fund is shown in the table below:

Fund	Sub-Adviser	Sub-Advisory Fee
Guardian Core Fixed Income VIP Fund	FIAM LLC	0.15% on first $100 million in assets; 0.12% on next $200 million in assets; 0.10% on next $200 million in assets; 0.08% on assets over $500 million
Guardian Multi-Sector Bond VIP Fund	Janus Henderson Investors US LLC	0.24%
Guardian Short Duration Bond VIP Fund	Allspring Global Investments, LLC	0.09% on first $100 million in assets; 0.07% on assets over $100 million
Guardian Total Return Bond VIP Fund	Massachusetts Financial Services Company (MFS®)	0.13%
Guardian U.S. Government/Credit VIP Fund	Lord, Abbett & Co. LLC	0.12% on first $100 million in assets; 0.10% on next $200 million in assets; 0.08% on assets over $300 million
Guardian Small Cap Value Diversified VIP Fund	Boston Partners Global Investors, Inc.	0.37%*

*Please note that there was no change to the sub-advisory fee with respect to Guardian Small Cap Value Diversified VIP Fund.

The new sub-advisory fee schedules do not impact the aggregate fees paid by any Fund because the sub-advisory fee is paid by Park Avenue out of its management fee and not by the Funds.

The U.S. Securities and Exchange Commission issued an exemptive order that permits Park Avenue, on behalf of each Fund (and other series of the Trust) and subject to the approval of the Board, to retain certain sub-advisers, including sub-advisers that are not affiliated with Park Avenue, without shareholder approval. This authority is subject to certain conditions, including that shareholders be furnished with information about sub-advisers and sub-advisory agreements approved by the Board pursuant to the order. Accordingly, the purpose of the Information Statement is to furnish shareholders with information regarding the Board’s approval of the amended sub-advisory agreements with the Sub-Advisers.

The Information Statement will be available at https://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses/ until at least 90 days from the date of this notice in lieu of mailing a paper copy. To view and print the Information Statement, access the above-listed website address. A paper or email copy of the Information Statement will be available upon request, free of charge. Owners of variable life insurance policies may obtain a copy by calling 1-888-GUARDIAN (1-888-482-7342) or by writing to: The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, El Paso, TX 79998-1592. Owners of variable annuity contracts may obtain a copy by calling 1-800-830-4147 or by writing to: Talcott Resolution – Annuity Service Operations, P.O. Box 14293, Lexington, KY 40512-4293. If you do not request a paper or email copy of the Information Statement within 90 days of the date of this notice, you will not otherwise receive a paper or email copy.

The Funds’ most recent reports filed on Form N-CSR are available upon request, without charge. Owners of variable life insurance policies may make a request in writing to The Guardian Insurance & Annuity Company, Inc., Customer Service Office, P.O. Box 981592, El Paso, TX 79998-1592 or by calling 1-888-GUARDIAN (1-888-482-7342). Owners of variable annuity contracts may make a request in writing to: Talcott Resolution – Annuity Service Operations, P.O. Box 14293, Lexington, KY 40512-4293 or by calling 1-800-830-4147.

Please note that, unless we receive contrary instructions from one or more members of a household, we may mail only one copy of this notice to a household, if more than one person in that household is a Contract owner with an investment allocation in the Funds. If you need an additional copy of this Information Statement, you may request one at the address(es) and telephone number(s) listed above. If in the future, you do not wish to combine or wish to recombine the mailing with household members, please inform the Funds in writing at the address(es) listed above.

If you want to receive a paper copy of the Information Statement, you must request one.

There is no charge to you for requesting a paper copy.